CONTACT INFORMATION: INVESTORS & MEDIA: Erica Sniad Morgenstern Senior Director, Public Relations and Communications Epocrates, Inc. (650) 227-6907 ir@epocrates.com

Epocrates Announces Second Quarter 2012 Results
Reaffirms 2012 Revenue and Earnings Guidance

SAN MATEO, Calif. – August 7, 2012 – Epocrates, Inc. (NASDAQ: EPOC), a leading physician platform for clinical content, practice tools and health industry engagement, today reported its second quarter 2012 results.

“We are pleased to report another solid quarter, giving us a strong first half of the year and positioning us well to meet our guidance for the full year,” said Andy Hurd, president and chief executive officer of Epocrates. “Our network remains unparalleled, with half of the nation’s physicians using Epocrates at the point of care to improve the quality and safety of patient care. This unique and powerful connection with these physicians enables us to deliver significant value to our clients and partners.”

Second Quarter 2012 Results

•	Revenue for the quarter ended June 30, 2012 was $26.8 million, a decrease of $1.0 million from the quarter ended June 30, 2011.

•
Net loss was $0.4 million for the quarter ended June 30, 2012 versus net income of $3.4 million for the quarter ended June 30, 2011. Net loss per share was $0.02 for the second quarter of 2012 compared to net income per diluted share of $0.13 for the second quarter of 2011.

•
Loss from continuing operations was $1.3 million in the second quarter of 2012 versus income from continuing operations of $4.2 million for the second quarter of 2011, with such decrease primarily attributable to a $6.4 million gain on settlement of contingent consideration recognized in the second quarter of 2011. Loss from continuing operations per share was $0.05 for the second quarter of 2012 compared to income from continuing operations per diluted share of $0.17 for the second quarter of 2011. On a non-GAAP basis, income from continuing operations per diluted share was $0.03 and $0.10 for the quarters ended June 30, 2012 and 2011, respectively.

•
Earnings before interest, taxes, non-cash and other items ("adjusted EBITDA"), as defined in the GAAP to non-GAAP reconciliation provided later in this release, was $2.2 million for the three months ended June 30, 2012 compared to adjusted EBITDA of $5.3 million for the same period in the prior year. The decrease in adjusted EBITDA for the second quarter of 2012 was primarily attributable to decreased revenue coupled with an increase in cost of revenue compared to the second quarter of 2011.

Balance Sheet Highlight

•	Cash, cash equivalents and short-term investments totaled $81.9 million as of June 30, 2012.

Outlook for Full Year 2012

•	Revenue is reaffirmed to be in the range of $105 to $115 million.

•	Adjusted EBITDA is reaffirmed to be $9.0 to $12.0 million, or 9% to 10% of revenue.

•	Net loss is reaffirmed to be in the range of $2.3 to $4.3 million, and net loss per share is reaffirmed to be between $0.09 and $0.16 based on approximately 26.0 million shares outstanding.

Earnings Call Information
Epocrates will host a conference call today beginning at 5:00 p.m. ET to discuss its second quarter 2012 results, followed by a question and answer session.

To participate in Epocrates’ live conference call and webcast, please dial (877) 398-9481 (domestic) or (760) 298-5095 (international) using conference code 99496189, or visit http://investor.epocrates.com. A replay of the call will be available at the same address.
About Epocrates, Inc.
Epocrates, Inc. (Nasdaq: EPOC) is recognized for developing the top medical application among U.S. physicians for clinical content, practice tools and health industry engagement at the point of care. Epocrates has established a loyal network of more than one million healthcare professionals, including 50 percent of U.S. physicians, who routinely use its intuitive solutions to help streamline workflow and improve patient care. The company also facilitates the delivery of valuable content and tools between partnering organizations and its members. For more information, please visit www.epocrates.com/company.

Epocrates is a trademark of Epocrates, Inc., registered in the U.S. and other countries.

All statements contained in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Epocrates' current plans and expectations and involve risks and uncertainties, including those described in our SEC filings.

EPOCRATES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME - UNAUDITED
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Subscription revenues	$4,751	$6,094	$9,427	$12,303
Interactive services revenues	22,073	21,766	44,928	44,734
Total revenues, net	26,824	27,860	54,355	57,037
Cost of subscription revenues	1,749	1,800	3,698	3,843
Cost of interactive services revenues	9,200	7,968	17,538	15,315
Total cost of revenues	10,949	9,768	21,236	19,158

Gross profit	15,875	18,092	33,119	37,879

Operating expenses:
Sales and marketing	6,711	6,482	12,793	13,602
Research and development	5,364	5,055	10,285	10,075
General and administrative	5,234	5,908	10,220	12,165
Facilities exit costs	—	58	—	618
Gain on settlement and change in fair value of contingent consideration	—	(6,439)	—	(5,933)
Total operating expenses	17,309	11,064	33,298	30,527
(Loss) income from operations	(1,434)	7,028	(179)	7,352
Interest income	5	23	11	51
Other (expense) income, net	(2)	177	(1)	179
(Loss) income before income taxes	(1,431)	7,228	(169)	7,582
Benefit from (provision for) income taxes	147	(2,998)	288	(3,150)
(Loss) income from continuing operations	(1,284)	4,230	119	4,432
Gain (loss) from discontinued operations, net of tax	885	(837)	(1,956)	(2,165)
Net (loss) income	(399)	3,393	(1,837)	2,267
Unrealized losses on available-for-sale securities, net	(2)	—	(3)	—
Comprehensive (loss) income	(401)	3,393	(1,840)	2,267
Less: 8% dividend on preferred stock	—	—	—	294
Net (loss) income attributable to common stockholders - basic and diluted	$(399)	$3,393	$(1,837)	$1,973

Net (loss) income per share - basic
Continuing operations	$(0.05)	$0.18	$—	$0.20
Discontinued operations, net of tax	0.03	(0.04)	(0.08)	(0.10)
Net (loss) income per share attributable to common stockholders	$(0.02)	$0.14	$(0.08)	$0.10

Net (loss) income per share - diluted
Continuing operations	$(0.05)	$0.17	$—	$0.19
Discontinued operations, net of tax	0.03	(0.04)	(0.08)	(0.10)

Net (loss) income per share attributable to common stockholders	$(0.02)	$0.13	$(0.08)	$0.09

Weighted average common shares outstanding - basic	24,895	23,411	25,151	20,641
Weighted average common shares outstanding - diluted	25,243	25,838	25,570	23,006

The accounts below include stock-based compensation of the following amounts:

Cost of revenues	50	44	99	151
Sales and marketing	189	370	391	1,117
Research and development	165	139	363	530
General and administrative	784	970	1,793	2,532
Discontinued operations	63	—	74	—

EPOCRATES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in thousands)

	June 30, 2012	December 31, 2011
Assets
Current assets
Cash and cash equivalents	$72,237	$75,326
Short-term investments	9,695	9,897
Accounts receivable, net	22,371	22,748
Deferred tax asset	7,390	7,390
Prepaid expenses and other current assets	4,719	3,218
Total current assets	116,412	118,579

Property and equipment, net	8,240	7,283
Deferred tax asset, long-term	631	1,280
Goodwill	17,959	17,959
Other intangible assets, net	4,762	6,771
Other assets	333	352
Total assets	$148,337	$152,224

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable	$2,406	$3,282
Deferred revenue	44,133	46,429
Other accrued liabilities	8,144	9,600
Total current liabilities	54,683	59,311

Deferred revenue, less current portion	7,399	8,088
Other liabilities	1,521	1,893
Total liabilities	63,603	69,292

Stockholders' equity
Common stock at par	25	24
Additional paid-in capital	132,879	129,238
Accumulated other comprehensive loss	(5)	(2)
Accumulated deficit	(48,165)	(46,328)
Total stockholders' equity	84,734	82,932
Total liabilities and stockholders' equity	$148,337	$152,224

EPOCRATES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(in thousands)

	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities:
Net (loss) income	$(1,837)	$2,267
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Stock-based compensation	2,720	4,330
Depreciation and amortization	1,954	2,024
Amortization of intangible assets	2,009	2,059
Loss on write-off of property and equipment	—	99
Allowance for doubtful accounts and sales returns reserve	(14)	270
Facilities exit costs	—	618
Gain on settlement and change in fair value of contingent consideration	—	(6,074)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	391	1,796
Deferred tax asset, current and noncurrent	238	—
Prepaid expenses and other assets	(1,482)	695
Accounts payable	(1,074)	(1,627)
Deferred revenue	(2,985)	716
Other accrued liabilities and other payables	(2,088)	(2,606)
Net cash (used in) provided by operating activities	(2,168)	4,567
Cash flows from investing activities:
Purchase of property and equipment	(2,401)	(6,028)
Purchase of short-term investments	(5,149)	(13,727)
Sale of short-term investments	(2)	500
Maturity of short-term investments	5,350	13,400
Net cash used in investing activities	(2,202)	(5,855)
Cash flows from financing activities:
Net cash proceeds from issuance of common stock	—	64,189
Payment and settlement of contingent consideration	—	(6,871)
Payment of accrued dividends on Series B mandatorily
redeemable convertible preferred stock	—	(29,586)
Proceeds from exercise of common stock options	1,281	489
Net cash provided by financing activities	1,281	28,221
Net (decrease) increase in cash and cash equivalents	(3,089)	26,933
Cash and cash equivalents at beginning of period	75,326	35,987
Cash and cash equivalents at end of period	$72,237	$62,920

Use of non-‐GAAP Financial Measures

To supplement Epocrates’ consolidated financial statements presented on a U.S. generally accepted accounting principles (“GAAP”) basis, Epocrates uses non-‐GAAP measures of adjusted EBITDA, gross profit, gross margin, net income (loss) and net income (loss) per share, which are adjusted to exclude certain costs, expenses, gains and losses Epocrates believes are appropriate to enhance an overall understanding of its past and future financial performance. These adjustments to current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Epocrates’ underlying operational results and trends and its marketplace performance. In addition, these adjusted non-‐GAAP results are among the information management uses as a basis for planning and forecasting for future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with GAAP, and should be viewed as a supplement to—not a substitute for—results of operations presented on a GAAP basis. Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by GAAP. Epocrates’ Condensed Consolidated Statements of Cash Flows presents its cash flow activity in accordance with GAAP. Furthermore, adjusted EBITDA is not necessarily comparable to similarly-‐titled measures reported by other companies.

Epocrates believes adjusted EBITDA, adjusted net income, adjusted net income per share, adjusted gross profit and adjusted gross margin are used by and are useful to investors and other users of its financial statements in evaluating its operating performance because it provides them with additional tools to compare business performance across companies and across periods. Epocrates believes that:

•
EBITDA is widely used by investors to measure a company’s operating performance without regard to such items as non-‐recurring items, interest (income) expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired;

•
investors commonly adjust EBITDA information to eliminate the effect of stock-‐based compensation expenses and other charges, which can vary widely from company to company and impair comparability; and

•
adjustednet income, adjusted net income per share and adjusted gross profit/gross margin eliminate the effect of non-‐recurring and non-‐cash charges, which can vary widely from company to company and impair comparability year over year and across companies.

Epocrates management uses adjusted EBITDA, adjusted net income, adjusted net income per share, adjusted gross profit and adjusted gross margin:

•	as measures of operating performance to assist in comparing performance from period to period on a consistent basis;

•	as measures for planning and forecasting overall expectations and for evaluating actual results against such expectations; and

•	incommunications with the Board of Directors, stockholders, analysts and investors concerning Epocrates’ financial performance.

Additionally, Epocrates management uses adjusted EBITDA as a significant performance measurement included in its bonus plan.

The tables that follow set forth a reconciliation of net (loss) income to adjusted net (loss) income and adjusted EBITDA. These tables also show a reconciliation of gross profit and gross margin from a GAAP to a non-‐GAAP basis.

EPOCRATES, INC.
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED NET INCOME AND ADJUSTED EBITDA
(dollars in thousands)

		Three Months Ended June 30,
		2012			2011
		Earnings	Gross Profit	Gross Margin	Earnings	Gross Profit	Gross Margin

Net (loss) income, as reported		(399)	15,875	59.2%	3,393	18,092	64.9%
Gain (loss) from discontinued operations, net of tax		885			(837)
Net (loss) income from continuing operations		(1,284)			4,230

Add: Non-recurring and non-cash charges
Amortization of purchased intangible assets related to core business *		1,001	1,001		1,029	1,029
Stock-based compensation *		1,188	50		1,523	44
Gain on settlement and change in fair value of contingent consideration *	(1)	—	—		(6,439)	—
Other *	(2)	476			1,042

Add: Tax adjustment	(3)	(604)			1,157

Net income from continuing operations, as adjusted		777	16,926	63.1%	2,542	19,165	68.8%
Gain (loss) from discontinued operations, net of tax		885			(837)
Net income, as adjusted		1,662			1,705

Net (loss) income, as reported		(399)			3,393
Gain (loss) from discontinued operations, net of tax		885			(837)
Net (loss) income from continuing operations		(1,284)			4,230

Add: (Income) expenses unrelated to core business activities
Interest income		(5)			(23)
(Benefit from) provision for income taxes		(147)			2,998

Add: Non-recurring and non-cash charges (income)
Depreciation and amortization expense (including intangible assets) related to core business		1,991			1,992
Stock-based compensation		1,188			1,523
Gain on settlement and change in fair value of contingent consideration	(1)	—			(6,439)
Other	(2)	476			1,042

Adjusted EBITDA		2,219			5,323

Represents a $6.4 million gain recognized during the second quarter of 2011 related to the settlement of the contingent consideration liability with the sellers of MedCafe, Inc., a company we acquired in 2010.

For the three months ended June 30, 2012, represents severance and retention bonuses. For the three months ended June 30, 2011, represents $0.8 million in legal expenses, $0.2 million in severance and approximately $0.1 million in facilities exit costs.

2012 Non-GAAP net income reflects a provision for income tax rate of 37%, which is our current projected long-term rate. 2011 Non-GAAP net income reflects a provision for income tax rate of 42%, which was our projected long-term rate in fiscal year 2011.

		Six Months Ended June 30,
		2012			2011
		Earnings	Gross Profit	Gross Margin	Earnings	Gross Profit	Gross Margin

Net (loss) income, as reported		(1,837)	33,119	60.9%	2,267	37,879	66.4%
Loss from discontinued operations, net of tax		(1,956)			(2,165)
Net income from continuing operations		119			4,432

Less: accrued dividend on Series B plus 8% dividend on Series A and Series C stock					(294)
Net income from continuing operations attributable to common stockholders					4,138

Add: Non-recurring and non-cash charges
Amortization of purchased intangible assets related to core business *		2,009	2,009		2,059	2,059
Stock-based compensation *		2,646	99		4,330	151
Gain on settlement and change in fair value of contingent consideration *	(1)	—	—		(5,933)	—
Other *	(2)	476			1,714

Add: Tax adjustment	(3)	(2,124)			(946)

Net income from continuing operations, as adjusted		3,126	35,227	64.8%	5,362	40,089	70.3%
Loss from discontinued operations, net of tax		(1,956)			(2,165)
Net income, as adjusted		1,170			3,197

Net (loss) income, as reported		(1,837)			2,267
Loss from discontinued operations, net of tax		(1,956)			(2,165)
Net income from continuing operations		119			4,432

Add: (Income) expenses unrelated to core business activities
Interest income		(11)			(51)
(Benefit from) provision for income taxes		(288)			3,150

Add: Non-recurring and non-cash charges (income)
Depreciation and amortization expense (including intangible assets) related to core business		3,963			4,009

Stock-based compensation		2,646		4,330
Gain on settlement and change in fair value of contingent consideration	(1)	—		(5,933)
Other	(2)	476		1,714

Adjusted EBITDA		6,905		11,651

Includes a $6.4 million gain recognized during the second quarter of 2011 related to the settlement of the contingent consideration liability with the sellers of MedCafe, Inc., a company we acquired in 2010.

For the six months ended June 30, 2012, represents severance and retention bonuses. For the three months ended June 30, 2011, represents $0.9 million in legal expenses, $0.6 million in facilities exit costs and $0.2 million in severance.

2012 Non-GAAP net income reflects a provision for income tax rate of 37%, which is our current projected long-term rate. 2011 Non-GAAP net income reflects a provision for income tax rate of 42%, which was our projected long-term rate in fiscal year 2011. The calculation of these adjustments is as follows:

		Three Months Ended June 30,		Six Months Ended June 30,
		2012	2011	2012	2011
(Loss) income before income taxes		(1,431)	7,228	(169)	7,582
Add: Non-GAAP adjustments (indicated by *)		2,665	(2,845)	5,131	2,170
Non-GAAP income before income taxes		1,234	4,383	4,962	9,752
Effective income tax rate		37%	42%	37%	42%
Non-GAAP tax provision (Non-GAAP income before income taxes multiplied by the effective income tax rate)		457	1,841	1,836	4,096

(Benefit from) provision for income taxes		(147)	2,998	(288)	3,150
Non-GAAP tax adjustment (calculated as (benefit from) provision for income taxes less non-GAAP tax provision)		(604)	1,157	(2,124)	(946)

Note: prior period amounts have been revised to conform to the current period presentation.

EPOCRATES, INC.
RECONCILIATION OF NET (LOSS) INCOME PER DILUTED COMMON SHARE TO ADJUSTED NET INCOME PER DILUTED COMMON SHARE

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
GAAP net (loss) income per diluted common share
(Loss) income from continuing operations	(1,284)	4,230	119	4,432
Gain (loss) from discontinued operations, net of tax	885	(837)	(1,956)	(2,165)
Net (loss) income	(399)	3,393	(1,837)	2,267
Less: Accrued dividend on Series B mandatorily redeemable convertible preferred stock plus an 8% non-cumulative dividend on Series A and Series C mandatorily redeemable convertible preferred stock *	—	—	—	294
Net (loss) income attributable to common stockholders	(399)	3,393	(1,837)	1,973

Divided by:
Weighted average number of common shares outstanding - basic **	24,895	23,411	25,151	20,641
Weighted average number of common shares outstanding - diluted	25,243	25,838	25,570	23,006

Net (loss) income per share:
Continuing operations	(0.05)	0.17	—	0.19
Discontinued operations, net of tax	0.03	(0.04)	(0.08)	(0.10)
Net (loss) income attributable to common stockholders	(0.02)	0.13	(0.08)	0.09

Non-GAAP net income (loss) per diluted common share
(Loss) income from continuing operations	(1,284)	4,230	119	4,432
Gain (loss) from discontinued operations, net of tax	885	(837)	(1,956)	(2,165)
Net (loss) income	(399)	3,393	(1,837)	2,267
Less: Accrued dividend on Series B mandatorily redeemable convertible preferred stock plus an 8% non-cumulative dividend on Series A and Series C mandatorily redeemable convertible preferred stock *	—	—	—	294
Net (loss) income attributable to common stockholders	(399)	3,393	(1,837)	1,973

Income from continuing operations, as adjusted	777	2,542	3,126	5,362
Income (loss) from discontinued operations, net of tax	885	(837)	(1,956)	(2,165)
Net income, as adjusted	1,662	1,705	1,170	3,197

Divided by:

Weighted average number of common shares outstanding - basic **	24,895	23,411	25,151	20,641
Weighted average number of common shares outstanding - diluted	25,243	25,838	25,570	23,006

Net income (loss) per share:
Continuing operations	0.03	0.10	0.12	0.23
Discontinued operations, net of tax	0.04	(0.03)	(0.07)	(0.09)
Net income per share attributable to common stockholders	0.07	0.07	0.05	0.14

Weighted average number of common shares outstanding
Weighted average number of common shares outstanding - basic	24,895	23,411	25,151	20,641
Add: dilutive effect of conversion of outstanding stock options, restricted stock units and warrants	348	2,427	419	2,365
Weighted average number of common shares outstanding - diluted	25,243	25,838	25,570	23,006

* The accrued dividend on Series B mandatorily redeemable convertible preferred stock and 8% non-cumulative dividend on Series A and Series C mandatorily redeemable convertible preferred stock is used in the calculations of income from continuing operations (GAAP and non-GAAP basis) and net (loss) income (GAAP and non-GAAP basis). Accordingly, per share calculations for continuing operations (GAAP and non-GAAP basis) and net (loss) income (GAAP and non-GAAP basis) adjust for the effect of these dividends.

** In accordance with U.S. GAAP, Epocrates does not include dilutive securities in its calculations of per share loss from discontinued operations, net of tax, net loss on a GAAP basis and net loss on a non-GAAP basis. Accordingly, the denominator used in these calculations is the weighted average number of common shares outstanding - basic.

Note: each per share calculation is computed independently for each component of net income (loss) per share presented. Accordingly, the sum of the income (loss) per share components may not agree with the calculated total net loss per share.